                             FORBEARANCE AGREEMENT


         This Agreement (the "AGREEMENT") by and among the undersigned entities identified as Bank and Obligors is entered into effective this 21st day of December, 1999.

         The parties hereto agree as follows:

         1. At the specific request of the Obligors, Bank hereby agrees to forbear from exercising any remedy available to Bank upon the occurrence of an Event of Default or Default (as such terms are defined in the Loan Agreement described and identified on SCHEDULE 1 hereof, as are all defined terms used herein unless otherwise specifically defined herein) under the Loan Documents (described and identified on SCHEDULE 1 hereto) until the earlier of (a) a Triggering Event (hereinafter defined) or (b) April 30, 2000 (the earlier of which to occur is herein referred to as the Termination Date).

         2. In consideration of the forbearance agreed to in Paragraph 1 hereof the Obligors hereby agree to enter into and deliver to Bank on the effective date of this Agreement, a Release and Covenant Not to Sue (the "RELEASE") in the form of ANNEX 1 hereto.

         3. As a material inducement to Bank to enter into the forbearance provided in Paragraph 1 hereof, the Obligors agree to deliver the following financial reports to the Bank:

                  a. on or before the 20th of each month with respect to the prior month (1) monthly financial statements; (2) monthly comparison of Budget against actual results for such time period broken down by each operating unit and Subsidiary; and (3) the Baylor Management Report (herein so called);

                  b. on or before the 10th of each month with respect to the prior month (1) an accounts payable aging detailed by each unit or Subsidiary; (2) accounts receivable aging broken down by each unit or Subsidiary; and (3) a backlog report for each unit or Subsidiary;

                  c. on Wednesday of each calendar week, a rolling forecast of twelve week cash requirements for the next twelve weeks;

                  d. on or before the 5th business day of each month, a Borrowing Base Certificate in the form attached hereto as ANNEX 2 as of the last day of the preceding month; and

                  e. within one business day of preparation, a copy of any reports prepared by Conway, Del Genio, Gries & Co., LLC (the "Consultants"), consultants to the Obligors when and as received by Borrower. Borrower shall not be required to continue the employment of Consultants, but may terminate said employment at any time in Borrower's sole discretion.

         4. From and after the effective date hereof, the interest rate on the Obligations shall accrue at the Base Rate plus three percent (3%); provided that such accrued interest shall be payable on the first day of each month at a rate equal to the Base Rate plus one percent (1%) with the differential of two percent (2%) due on the Termination Date. Borrower hereby covenants and agrees to pay such interest on such dates.


FORBEARANCE AGREEMENT - Page 1

         5. Obligors shall pay Bank a Forbearance Fee (herein so called) of $100,000.00 due on the Termination Date, provided, however, that in the event Bank is paid in full on or before February 29, 2000, such fee shall be reduced by fifty percent (50%).

         6. Bank hereby agrees to negotiate in good faith to enter into mutually satisfactory terms and documentation to effectuate the Prudential Insurance Company of America ("PRUDENTIAL") proposal to provide a credit facility to the Obligors (the "NEW LIQUIDITY"), provided that (1) Obligors shall be prohibited from paying any amounts on such New Liquidity to Prudential in the event that Obligors are in breach of any covenant contained in the Transaction Documents; (2) the principal of the New Liquidity shall be repaid only from the net proceeds received by any of the Obligors from any equity offering after the date hereof; (3) Prudential shall agree not to receive any payment on its 11.28% Senior Subordinated Notes due July 23, 2006 outstanding in an aggregate principal amount of $30,000,000 while any portion of the Obligations are outstanding; and (4) the Obligors shall only pay the Consultants from fundings by Prudential. The Obligors hereby covenant and agree to comply with the prohibitions contained in the immediately preceding sentence.

         7. As conditions precedent to the effectiveness of this Agreement, Obligors hereby agree to:

                  a. Pay to Bank all accrued fees and expenses incurred by Bank's advisors with respect to the Events of Default under the Loan Documents, specifically being $135,000.00 to Bank to reimburse it for such amounts due Munsch Hardt Kopf & Harr, P.C. and to E & Y Restructuring, L.L.C. Such $135,000.00 shall be payable $100,000.00 upon execution of this Agreement, and $8,750.00 per month (on the 21st day of each month commencing January 21, 2000) until paid in full;

                  b. Execute and deliver to Bank each of the Transaction Documents; and

                  c. Cause their counsel, Greenberg, Peden, Siegmyer & Oshman, P.C., to deliver to them an opinion upon which Bank can rely opining as to the enforceability of this Agreement and the Release in the form of ANNEX 3.

         8. In the event upon delivery of any Borrowing Base Certificate as required by paragraph 3 hereof, the Obligors shall be overadvanced under the Borrowing Base, Borrower hereby covenants that Borrowers shall pay such overadvance within five (5) business days from the due date of such Borrowing Base Certificate.

         9. Obligors hereby covenant that (1) Obligors shall raise at least gross proceeds of $10 million in a equity offering and be in receipt of a firm commitment for same, subject only to customary due diligence, on or before February 29, 2000; and (2) Obligors shall cause the Consultants to allow Bank to participate in any communication by Consultants to any person not employed by the Obligors.

         10. Borrower hereby covenants that Borrowers shall pay interest, at the pay rate as provided for in paragraph 4 hereof, on the Obligations under the Loan Documents on the first day of each month and shall pay any reimbursable expense incurred by Bank hereunder within three (3) days of receipt of notice of the amount thereof.

         11. This Agreement and the Release, (collectively, the "TRANSACTION DOCUMENTS") embodies the entire agreement of the parties and there are no contemporaneous oral agreements which in any way modify the same.


FORBEARANCE AGREEMENT - Page 2

         12. Each party hereto represents to each other party herein that:

                  a. Such party is a corporation duly organized, legally existing, and in good standing under the laws of the jurisdiction of its incorporation, except as may be specified in that certain legal opinion of even date herewith issued by Thompson Knight Brown Parker & Leahy L.L.P. which is addressed to Obligors; and

                  b. The Transaction Documents provided for herein to be delivered at the closing hereunder, will, when executed and delivered, constitute the legal, valid, and binding obligation of such party.

         13. The Obligors agree to cooperate with Bank and its representatives and to allow same to be present on the Obligors premises at all reasonable business hours for the purpose of monitoring all aspects of the Obligors business and the Obligors, their officers and employees shall extend the reasonable cooperation commensurate with sound management of the Obligors business in permitting the Bank and its representatives to observe and gather information about the Obligors business, provided, however, the Bank shall exercise no control over the Obligors.

         14. For purposes hereof the term "TRIGGERING EVENT" shall mean the occurrence of any one of the following:

                  a. A material judgment adverse to any Obligor shall be entered in any legal proceeding and such judgment shall not be stayed within five (5) days after the entry of such judgment;

                  b. The Obligors, or any of them, shall (i) execute an assignment for the benefit of creditors, or (ii) become or be adjudicated a bankrupt or insolvent, or (iii) admit in writing its inability to pay its debts generally as they become due, or (iv) apply for or agree by consent to the appointment of a supervisor, conservator, receiver, trustee, or liquidator of it or of all or a substantial part of its assets, or (v) file a voluntary petition seeking reorganization or an arrangement with creditors, or to take advantage of or seek any other relief under any debtor relief laws,
         (vi) be the subject of an involuntary bankruptcy case commenced under 11 U.S.C. Section 303 (the United States Bankruptcy Code); or (vii) file an answer admitting the material allegations of or consenting to, or default in, a petition filed against it in any proceeding under any debtor relief laws, or (vii) institute or voluntarily be or become a party to any other judicial proceedings intended to effect a discharge of its debts, in whole or in part, or a postponement of the maturity or the collection thereof, or a suspension of any of the rights of the Bank granted in any of the Transaction Documents or Loan Documents;

                  c. An order, judgment, or decree shall be entered by any court of competent jurisdiction approving a petition seeking reorganization of Obligors, or any of them, or appointing a supervisor, conservator, receiver, trustee, or liquidator of any such Obligor or of all or any substantial part of its assets, and such order, judgment, or decree is not permanently stayed or reversed within thirty (30) calendar days after the entry thereof, or (ii) a petition is filed against any Obligor seeking reorganization, an arrangement with creditors, or any other relief under any debtor relief laws, and such petition is not discharged within thirty (30) calendar days after the filing thereof;

                  d. The breach by Obligors, or any of them, of any covenant contained in this Agreement; or


FORBEARANCE AGREEMENT - Page 3

                  e. The occurrence of any return item or not sufficient funds event for more than five (5) days during any monthly time period.

         15. The Obligors hereby affirm their obligations under the Loan Documents.

         16. Except as specifically provided in this Agreement, the terms of the Loan Documents shall remain unchanged except that the Transaction Documents shall be included within the "LOAN DOCUMENTS". Except as expressly set forth in this Agreement, nothing herein shall be deemed to constitute a waiver by the Bank of any rights or remedies available under any of the Loan Documents or under applicable law.

         17. The Obligors hereby agree to reimburse the Bank upon demand for the out-of-pocket expenses of the Bank incurred in connection with enforcement of the Bank's rights and remedies under the Loan Documents, including, without limitation, the fees and the disbursements of Munsch Hardt Kopf & Harr, P.C., counsel for the Bank, in connection with the negotiation, preparation, execution and administration of the Transaction Documents or enforcement of the Transaction Documents and in advising the Bank as to its rights and its remedies under any of the Loan Documents or this Agreement and the fees and expenses of E&Y Restructuring, L.L.C. The Obligors hereby affirm that all amounts for which Company is responsible under this paragraph 17 are additional Obligations as provided for in the Loan Documents.

         18. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas and applicable laws of the United States of America.

         19. This Agreement may be executed in two or more counterparts, and it shall not be necessary that any one counterparts be executed by all of the parties hereto. Each fully or partially executed counterpart shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument. The manual signature of any party hereto that is transmitted to any other party by facsimile shall be deemed for all purposes to be an original signature.

         20. Time is of the essence.

         21. Obligors intend pursuant to the Loan Documents to grant Bank a security interest or lien on each and every asset of each Obligor and in furtherance thereof, the Obligors hereby covenant and agree to grant Bank, upon its request, a lien or security interest on any asset which is not currently subject to a lien or security interest in favor of the Bank pursuant to documentation consistent with the Loan Documents. The foregoing covenant shall not apply with respect to more than sixty-five percent (65%) of Obligor's stock in any controlled foreign corporation.

FORBEARANCE AGREEMENT - Page 4

         This Agreement is executed effective as of the date referenced above by duly authorized representatives of each of the entities signatory hereto.

                                          BANK:

                                          COMERICA BANK-TEXAS


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          OBLIGORS:

                                          BOOTS & COOTS INTERNATIONAL WELL
                                          CONTROL, INC.

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          ABASCO, INC.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          IWC ENGINEERING, INC.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


FORBEARANCE AGREEMENT - Page 5

                                          IWC SERVICES, INC.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          HELL FIGHTERS, INC.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          CODE 3, INC.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          ITS SUPPLY CORPORATION


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          ELMAGCO, INC.

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------




FORBEARANCE AGREEMENT - Page 6

                                          BAYLOR CONTROLS, INC.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          BAYLOR ELECTRONICS, INC.

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          BAYLOR COMPANY

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


FORBEARANCE AGREEMENT - Page 7